UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
At Edison International’s ("EIX'') and Southern California Edison Company's Annual Meeting of Shareholders on April 25, 2013, four matters for EIX and three matters for SCE were submitted to a vote of the respective shareholders: the election of eleven directors for EIX and twelve directors for SCE; ratification of the appointment of the independent registered public accounting firm; an advisory vote on executive compensation; and a shareholder proposal regarding an Independent Board Chairman (EIX only).
Shareholders elected eleven EIX nominees and twelve SCE nominees to the respective Boards of Directors. Each of the eleven EIX Director-nominees and twelve SCE Director-nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

	For		Against		Abstentions		Broker Non-Votes
Name	EIX	SCE	EIX	SCE	EIX	SCE	EIX	SCE
Jagjeet S. Bindra	242,753161	441,089,680	2,960,502	246,558	1,269,670	265,056	29,387,906	17,162,622
Vanessa C.L. Chang	240,761,608	441,034,204	5,150,426	346,788	1,071,299	220,302	29,387,906	17,162,622
France A. Córdova	242,506,275	441,059,680	3,385,191	294,240	1,091,867	247,374	29,387,906	17,162,622
Theodore F. Craver, Jr.	239,737,173	441,155,212	5,503,181	198,714	1,742,979	247,368	29,387,906	17,162,622
Bradford M. Freeman	239,673,727	441,068,764	6,170,946	286,362	1,138,660	246,168	29,387,906	17,162,622
Ronald L. Litzinger (SCE only)	N/A	441,173,746	N/A	181,656	N/A	245,892	N/A	17,162,622
Luis G. Nogales	239,352,069	441,039,424	6,423,548	343,374	1,207,716	218,496	29,387,906	17,162,622
Ronald L. Olson	201,528,709	439,662,628	44,396,384	1,731,234	1,058,240	207,432	29,387,906	17,162,622
Richard T. Schlosberg, III	239,779,987	441,099,100	5,957,435	255,264	1,245,911	246,930	29,387,906	17,162,622
Thomas C. Sutton	241,423,201	441,207,262	4,363,761	200,766	1,196,371	193,266	29,387,906	17,162,622
Peter J. Taylor	242,802,163	441,192,442	3,169,911	227,598	1,011,259	181,254	29,387,906	17,162,622
Brett White	240,341,743	441,085,012	5,587,577	296,562	1,054,013	219,720	29,387,906	17,162,622

Shareholders of each of EIX and SCE voted on proposals to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, each of which received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, was adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	271,647,016	3,518,935	1,205,288	0
SCE	457,777,984	460,038	525,894	0

The advisory vote on each of the EIX's and SCE's executive compensation received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	230,436,005	13,350,118	3,197,210	29,387,906
SCE	440,362,930	884,952	353,412	17,162,622

The shareholder proposal regarding an independent Board Chairman (EIX only) did not receive the affirmative vote of a majority of the votes cast and was not adopted. The proposal received the following number of votes:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	46,267,971	198,666,449	2,048,913	29,387,906

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Mark C. Clarke
Mark C. Clarke
Vice President and Controller

Date: April 29, 2013

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Mark C. Clarke
Mark C. Clarke
Vice President and Controller

Date: April 29, 2013